UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Innodata Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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55 Challenger Road

Ridgefield Park, New Jersey 07660

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO NOW BE HELD ON FRIDAY JUNE 5, 2020

The following Notice of Change of Date, Time and Location (the “Notice”) supplements and relates to the definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2020, regarding the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Innodata Inc.  The Annual Meeting will now be held on Friday June 5, 2020 at 2:00 p.m. Eastern Time and in a virtual-only format. This supplement to the proxy statement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 15, 2020.

Except as supplemented by the information contained in this supplement, all of the information set forth in the proxy statement continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

55 Challenger Road

Ridgefield Park, New Jersey 07660

NOTICE OF CHANGE OF DATE, TIME AND LOCATION OF ANNUAL MEETING OF STOCKHOLDERS NOW TO BE HELD ON FRIDAY JUNE 5, 2020

Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and safety of our stockholders, employees, directors and other meeting participants, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Innodata Inc. will now be held on Friday, June 5, 2020 at 2:00 p.m. Eastern Time in a virtual-only format. You will not be able to attend the Annual Meeting physically in person and the Annual Meeting will no longer be held on Thursday, June 4, 2020 as originally planned.

Stockholders will have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting, including having the ability to vote and the opportunity to submit questions during the meeting using the directions on the meeting website. Stockholders as of the close of business on April 8, 2020, the record date, may participate in and vote at the Annual Meeting by accessing www.virtualshareholdermeeting.com/INOD2020 and entering the 16-digit control number on the proxy card, notice of internet availability of proxy materials or voting instruction form previously received. Online access to the meeting will begin at 1:45 p.m. Eastern Time on Friday, June 5, 2020.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to you. Stockholders that have already voted do not need to vote again. The notice of internet availability of proxy materials, proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in date, time and location and may continue to be used to vote your shares in connection with the Annual Meeting. Please note that the deadline to vote by phone or internet is now 11:59 p.m. Eastern Time on June 4, 2020.

By Order of the Board of Directors

/s/ Amy R. Agress

Amy R. Agress

Senior Vice President, General Counsel and Secretary

Ridgefield Park, New Jersey

May 15, 2020

The Annual Meeting on June 5, 2020, at 2:00 p.m. Eastern Time, will be accessible at
www.virtualshareholdermeeting.com/INOD2020. The Proxy Statement and 2019 Annual Report are
available at http://materials.proxyvote.com/457642. Additionally, you may access our proxy materials at www.proxyvote.com.